UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                           ---------------------------
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  MAY 30, 1995
                Date of Report (Date of earliest reported event)



                          FIRST COMMERCIAL CORPORATION
               (Exact name of registrant as specified in its charter)



            ARKANSAS                    0 - 9676              71-0540166
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       file number)       Identification Number)



               400 WEST CAPITOL AVENUE, LITTLE ROCK, ARKANSAS   72201
              (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code:   (501)371-7000

Item 5.  OTHER EVENTS
         ------------

    Registrant issued a press release announcing that it had executed a letter of intent to acquire FDH Bancshares, Inc. (FDH) and its subsidiaries, including four banks in Arkansas and one in Louisiana. Frank D. Hickingbotham is the sole shareholder of FDH Bancshares, Inc. The announcement was made in a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

    FDH Bancshares, Inc., headquartered in Little Rock, owns four Arkansas banks in Little Rock, El Dorado, Arkadelphia and Fordyce under the name Citizens First Bank. Springhill Bank and Trust in Springhill, Louisiana, is FDH's only holding outside the state of Arkansas. FDH has consolidated assets of $382 million, loans of $215 million and deposits of $334 million.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (c)  Exhibits

         99         Press Release


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST COMMERCIAL CORPORATION


                                        /s/ J. Lynn Wright
                                   By: -------------------------------
                                        J. Lynn Wright
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)
Date:  June 6, 1995

















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
                               Index to Exhibits



     Exhibit Number                       Exhibit
    ----------------     --------------------------------------------
           99             Press Release

















































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